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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 1999
                                                           -------------

                                 Enamelon, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                          0-21595                          13-3669775
 ----------------------------       ------------------------        -------------------------
 (State or Other Jurisdiction       (Commission File Number)        (IRS Employer Ident. No.)
    of Incorporation)


                 7 Cedar Brook Drive, Cranbury, New Jersey 08512
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (609) 395-6900
               --------------------------------------------------
               Registrant's telephone number, including area code


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Item 5. Other Events.

         On July 29, 1999, the Registrant entered into a three-year, $7.5 million revolving credit facility with The CIT Group/Credit Finance, Inc. The $7.5 million facility consists of a $1 million term loan and a $2.5 million line of credit available for additional term loans to be used for future capital expenditures. The Registrant can use the remaining $4 million balance of the facility as well as the unused term-loan availability as a line of credit to draw revolving loans under the facility. The Registrant can draw advances against the line of credit based on eligible accounts and inventory. The initial advance under the credit facility was approximately $2 million based on eligible accounts and equipment. Advances on eligible inventory and future capital expenditures are conditioned on the Registrant securing equity financing of at least $5 million. The credit facility is secured by a lien on the Registrant's assets.

         In connection with the transaction, the Registrant issued a Warrant to The CIT Group/Credit Finance, Inc. to purchase 75,000 shares of the Registrant's common stock exercisable for five years at an exercise price of $2.07 per share. The holder of the Warrant has piggyback registration rights with respect to all shares of common stock issuable on exercise of the Warrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  3.1 Warrant to Purchase 75,000 shares of the Registrant's common stock, $0.001 par value.

                  10.1 Loan and Security Agreement, dated July 29, 1999, between the Registrant and The CIT Group/Credit Finance, Inc.

                  99.1     Press Release.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ENAMELON, INC.
                                                    (Registrant)



Date: August 10, 1999                 By:    /s/Dr. Steven R. Fox
                                         ---------------------------------------
                                                Dr. Steven R. Fox
                                                Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

3.1 Warrant to Purchase 75,000 shares of the Registrant's common stock, $0.001 par value.

10.1 Loan and Security Agreement, dated July 29, 1999, between the Registrant and The CIT Group/Credit Finance, Inc.

99.1     Press Release.